Exhibit 10.94

ELEVENTH MODIFICATION AGREEMENT

THIS ELEVENTH MODIFICATION AGREEMENT (the "Agreement") is made as of the 29th day of October, 2002, by and among E-LOAN, INC. (the "Borrower"), and GMAC Bank, a federal saving bank (the "Lender").

BACKGROUND

The Borrower and the Lender entered into a Warehouse Credit Agreement, dated as of November 1, 2001, as amended (as so amended, the "Warehouse Credit Agreement") pursuant to which the Lender agreed to make advances (the "Advances") to the Borrower in accordance with the provisions of the Warehouse Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Warehouse Credit Agreement.

The Advances are evidenced by the Borrower's Second Amended' and Restated Note, dated as of August 20, 2002 (the "Note") in the stated principal amount of $150,000,000 and secured by, among other things, a Warehouse Security Agreement dated as of November 1, 2001, as amended (as so amended, the "Warehouse Security Agreement") between the Borrower and the Lender granting the Lender a security interest in certain of the Borrower's assets.

The Borrower has requested that the Lender make certain modifications to the terms of the Warehouse Credit Agreement, and the Lender has agreed to such modification, subject to the terms and conditions of this Agreement.

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

    Warehouse Credit Agreement. The Warehouse Credit Agreement is hereby amended as follows:
      Section 2.01 of the Warehouse Credit Agreement is amended to read in full as follows:

      "2.01 Commitment. Subject to and upon the terms and conditions set forth herein, the Lender agrees, at any time and from time to time prior to the Expiry Date (or such earlier date as the Commitment shall have been terminated pursuant to the terms hereof), to make an advance or advances (each an "Advance" and, collectively, the "Advances") to the Borrower, which Advance: (i) shall be made at any time and from time to time in accordance with the terms hereof on and after the Effective Date and prior to the Expiry Date; (ii) shall bear interest as provided in Section 2.07; (iii) may be prepaid and reborrowed in accordance with the provisions hereof; and (iv) shall be made against the pledge by the Borrower of Eligible Mortgage Loans, Eligible Nonconforming Mortgage Loans, Eligible HELOCs or Liquid Assets as Collateral for such Advance as provided herein and in the Warehouse Security Agreement; provided, however, that (1) the aggregate principal amount of Advances outstanding at any time shall not exceed the lesser of (x) the Commitment and (y) an amount equal to: the Borrowing Base, at such time minus (b) $1,000,000, (2) the aggregate principal amount of Advances outstanding at any time secured by Mortgage-backed Securities shall not exceed 0% of the Commitment, (3) the aggregate principal amount of Wet Advances outstanding at any time shall not exceed 40% of the Commitment, (4) the aggregate principal amount of Advances outstanding at any time secured by Jumbo Loans shall not exceed 40% of the Commitment, (5) the aggregate principal amount of Advances outstanding at any time secured by Eligible Nonconforming Mortgage Loans shall not exceed $10,000,000 (the "Nonconforming Commitment"), (6) the aggregate principal amount of Advances outstanding at any time secured by Credit A- Loans shall not exceed 100% of the Nonconforming Commitment, (7) the aggregate principal amount of Advances outstanding at any time secured by Credit B Loans shall not exceed 100% of the Nonconforming Commitment, (8) the aggregate principal amount of Advances outstanding at any time secured by Credit C Loans shall no exceed 40% of the Nonconforming Commitment, (9) the aggregate principal amount of Advances outstanding at any time secured by Credit D Loans shall not exceed 0% of the Nonconforming Commitment, (10) the aggregate principal amount of Advances outstanding at any time secured by Eligible HELOCs shall not exceed $25,000,000 (the "HELOC Commitment"), provided, however, during the period October 29, 2002 through December 31, 2002, aggregate amount may not exceed $50,000,000 (11) the aggregate principal amount of Advances outstanding at any time secured by Second Mortgage Loans shall not exceed $25,000,000 provided, however, during the period October 29, 2002 through December 31, 2002, aggregate amount may not exceed $50,000,000 (the "Second Mortgage Loan Commitment"), (12) the aggregate amount of Advances outstanding at any time secured by Second Mortgage Loans and Eligible HELOCs shall not exceed $25,000,000, provided, however, during the period October 29, 2002 through December 31, 2002, aggregate amount may not exceed $50,000,000 (13) the aggregate principal amount of Advances outstanding at any time secured by HLTV Loans shall not exceed $10,000,000 (the "HLTV Commitment"), and (14) the aggregate principal amount of Advances outstanding at any time secured by Eligible Nonconforming Mortgage Loans, HLTV Loans, Second Mortgage Loans and Eligible HELOCs shall not exceed $45,000,000 provided, however, during the period October 29, 2002 through December 31, 2002, aggregate amount may not exceed $70,000,000."

      Sections 4.02(r) is hereby added to the Warehouse Credit Agreement and shall read in full as follows:

      (r) if on any date the aggregate principal amount of Advances secured by Eligible HELOCs exceeds $25,000,000 (provided, however that during the period October 29, 2002 through December 31, 2002 if the aggregate principal amount of Advances secured by Eligible HELOCs exceeds $50,000,000), the Borrower shall immediately prepay the principal of Advances secured by Eligible HELOCs in an aggregate amount equal to such excess."

      Sections 4.02(t) is hereby added to the Warehouse Credit Agreement and shall read in full as follows:

      "(t) if on any date the aggregate principal amount of Advances secured by Eligible HELOCs and Second Mortgage Loans exceeds $25,000,000 (provided, however, that during the period October 29, 2002 through December 31, 2002 the aggregate principal amount of Advances secured by Eligible HELOCs exceeds $50,000,000), the Borrower shall immediately prepay the principal of Advances secured by Eligible HELOCs and Second Mortgage Loans in an aggregate amount equal to such excess."

      Sections 4.02(v) is hereby added to the Warehouse Credit Agreement and shall read in full as follows:

    "(v) if on any date the aggregate principal amount of Advances secured by Eligible Nonconforming Mortgage Loans, HLTV Loans, Second Mortgage Loans and Eligible HELOCs exceeds $45,000,000 (provided, however, that during the period of October 29, 2002 through December 31, 2002 the aggregate principal amount of Advances secured by Eligible HELOCs exceeds $70,000,000), the Borrower shall immediately prepay the principal of Advances secured by Eligible Nonconforming Mortgage Loans, HLTV Loans, Second Mortgage Loans and Eligible HELOCs in an aggregate amount equal to such excess."

    References to Credit Documents. Upon the effectiveness of this Agreement:
      Each reference in the Warehouse Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in the Restated Note and the Warehouse Security Agreement to the Warehouse Credit Agreement, shall mean and be a reference to the Warehouse Credit Agreement as amended hereby;
      Each reference in the Warehouse Credit Agreement and the Warehouse Security Agreement to the Note shall mean and be a reference to the Restated Note; and
      Each reference in the Warehouse Credit Agreement and the Note to the Warehouse Security Agreement shall mean and be a reference to the Warehouse Security Agreement as amended hereby.
    Ratification of Documents.
      Except as specifically amended herein or amended and restated in the Restated Note, the Warehouse Credit Agreement, the Note and the Warehouse Security Agreement shall remain unaltered and in full force and effect and are hereby ratified and confirmed.
      The execution, delivery and effectiveness of this Agreement and the Restated Note shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under the Warehouse Credit Agreement, the Note or the Warehouse Security Agreement nor constitute a waiver of any default or Event of Default under the Warehouse Credit Agreement, the Note or the Warehouse Security Agreement.
    Representations and Warranties. The Borrower hereby certifies that (i) the representations and warranties which it made in the Warehouse Credit Agreement and the Warehouse Security Agreement are true and correct as of the date hereof and (ii) no Event of Default and no event which could become an Event of Default with the passage of time or the giving of notice, or both, under the Note, the Warehouse Credit Agreement or the Warehouse Security Agreement exists on the date hereof.
    Miscellaneous.
      This Agreement shall be governed by and construed according to the laws of the State of Delaware without regard to principles of conflicts of laws and shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns.
      This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
      This Agreement is intended to take effect as a document under seal.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

E-LOAN, INC.
By: ____/s/_______________________________ President
GMAC Bank
By: ____/s/_______________________________ Senior Vice President